UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2006

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

EXECUTIVE COMPENSATION

On February 23, 2006, the Board of Directors (the "Board") of Milacron Inc. (the "Company") approved the following actions of the Personnel and Compensation Committee (the "Committee") of the Board with regard to the compensation of those individuals believed to be Named Executive Officers (the "NEOs").

2006 BASE SALARIES.

The Committee approved 2006 base salaries for the NEOs, effective as of February 1, 2006, as follows: Mr. R. D. Brown, $650,000; Mr. K. Bourdon, 250,000 Euro; Mr. D. E. Lawrence, $223,900; Mr. R. C. McKee, $223,900; and, Mr. H. C. O'Donnell, $266,100.

GRANT OF RESTRICTED STOCK OR PHANTOM SHARE ACCOUNT

The Committee approved the grant of the following number of shares of restricted stock to the NEOs under the Milacron Inc. 1994 Long-Term Incentive Plan (the "1994 LTIP"), a copy of which was filed as Exhibit 10.25 to the Company’s Form 10-Q for the quarter ended September 30, 2004: Mr. Brown, 200,000 shares; Mr. Lawrence, 44,000 shares; Mr. McKee, 44,000 shares; and, Mr. O'Donnell, 44,000 shares. The Committee also approved the award to Mr. Bourdon of a Phantom Share Account in the amount of the fair market value of 67,000 shares. The grants and the award carry a restricted period of three years.

The form of Restricted Stock Agreement and the form of Phantom Share Account Agreement are filed as Exhibits 10.1 and 10.2 to this Report and are incorporated herein by reference.

AMENDMENT OF THE MILACRON INC. 2002 SHORT-TERM INCENTIVE PLAN

The Committee amended the Milacron Inc. 2002 Short-Term Incentive Plan (the "Bonus Plan") to indicate that payments of awards earned thereunder shall take place no later than March 15, or as soon as administratively practicable thereafter, following the plan year for which the awards are earned, and the lower annual goal established under the Bonus Plan shall have a value of twenty five percent (25%). The Milacron Inc. 2002 Short-Term Incentive Plan, as amended, is filed as Exhibit 10.3 to this Report and is incorporated herein by reference.

ESTABLISHMENT OF PERFORMANCE TARGETS AND PARTICIPANT CATEGORIES UNDER THE MILACRON INC. 2002 SHORT-TERM INCENTIVE PLAN

The Committee established performance targets to be used to determine bonuses for the 2006 fiscal year under the Bonus Plan. The performance targets established for the NEOs are based on (i) earnings before interest and taxes and (ii) the ratio of average working capital to sales. The Committee also assigned each of the NEOs to a Participant Category under the Bonus Plan as follows: Mr. Brown - Category CEO, and Messrs. O’Donnell, Lawrence, Bourdon and McKee - Category I.

DIRECTOR COMPENSATION

On February 23, 2006, the Board approved the following action of the Nominating and Corporate Governance Committee (the "Nominating Committee") of the Board with regard to the 2006 compensation of non-employee directors.

The Nominating Committee determined that the $30,000 equity portion of the annual fees for each non-employee director shall be awarded in the form of phantom restricted stock units pursuant to the terms of the Milacron Inc. Director Deferred Compensation Plan, a copy of which was filed as Exhibit 10.12 to the Company’s Form 10-Q for the quarter ended March 31, 2005. The form of Notice of Common Stock Credit is filed as Exhibit 10.4 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Form of Restricted Stock Agreement
10.2 Form of Phantom Share Account Agreement
10.3 Milacron Inc. 2002 Short-Term Incentive Agreement, as amended February 23, 2006
10.4 Form of Notice of Common Stock Credit

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

March 1, 2006	By:	Hugh C. O'Donnell

Name: Hugh C. O'Donnell
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement
10.2	Form of Phantom Share Account Agreement
10.3	Milacron Inc. 2002 Short-Term Incentive Plan
10.4	Form of Notice of Common Stock Credit